Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.westportfunds.com/literature.html. You can also get this information at no cost by e-mailing a request to Info@westportfunds.com, calling 1-888-593-7878 or asking your financial advisor. The prospectus and Statement of Additional Information, both dated  May 1, 2016, as may be supplemented, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	CLASS R	CLASS I
SHAREHOLDER FEES (fees paid directly from your investment)	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS R		CLASS I
Management Fees		1.00%		1.00%
Other Expenses		0.43%		0.17%
Shareholder Servicing Fees	0.13%		NONE
Remainder of Other Expenses	0.30%		0.17%
Total Annual Fund Operating Expenses		1.43%		1.17%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Class R Shares	$146	$452	$782	$1,713
Class I Shares	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate rounded to less than 0.5% of the average value of its portfolio.

The Westport Select Cap Fund’s Principal Investment Strategies

The Fund invests primarily in common stocks of small capitalization companies selected for their capital appreciation potential. Under normal circumstances, the Westport Select Cap Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Index. The market capitalization range of the Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of March 31, 2016, the market capitalization range of the Index was approximately $14 million to $6.05 billion. If the market capitalization of a small cap company exceeds that of the largest capitalization company in the Russell 2000® Index, and the Adviser determines that the company continues to present a significant investment opportunity, the Fund may add to an existing position in that company’s securities by purchasing additional shares as long as the company’s market capitalization does not exceed 2.5 times that of the largest capitalization company in the Russell 2000® Index. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Adviser employs a modified “value” approach to the Fund’s investments known as second generation value investing. The investment process begins with the identification of change in a company’s products, operations, or management. Once change is identified, the Adviser evaluates the company from a number of perspectives — what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company’s products are positioned in their various markets — to estimate a company’s fundamental value and the extent of undervaluation, if any. In its overall assessment, the Adviser seeks stocks for the Fund that it believes have a greater upside potential than risk over an 18 to 24 month holding period.

In addition to the principal investment strategies described above, the Adviser may decide to hold a certain portion of the Fund’s assets in cash or cash equivalents in order to retain investment flexibility under a variety of circumstances or when market, economic or other conditions warrant.

Principal Risks of Investing in the Westport Select Cap Fund

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of a substantial portion, or theoretically all, of the principal amount that you invest.

Capitalization Risk. Investments in smaller and medium capitalization companies may involve greater risks than investments in large capitalization companies due to comparatively limited product lines, markets and financial and managerial resources. Smaller and medium capitalization companies may have more volatile stock prices and the potential for greater declines in stock prices in response to selling pressure. Smaller capitalization companies generally are viewed as having more risk than medium capitalization companies.

Investment Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Stock Market Risk. Investing in the stock market is risky because equity securities fluctuate in value, often based upon factors unrelated to the intrinsic value of the issuer. These factors may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities’ values fluctuate, when you sell your investment in the Fund you may receive more or less money than you originally invested.

Investment Diversification Risk. Although it is diversified for purposes of the Investment Company Act of 1940, the Fund may invest in a comparatively small number of companies, as compared to many other mutual funds. Investing in a comparatively small number of companies can increase the potential adverse effects to the Fund caused by a decline in the value of any single company in which the Fund invests.

Manager Risk. The chance that poor security selection by the Adviser will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Cash Equivalents Risk. To the extent the Fund invests in cash or cash equivalents, there is no assurance that the Fund will achieve its investment objective.

Not FDIC Insured. Your investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart indicates risk by illustrating how much returns can vary from year to year. The accompanying table shows the Fund’s average annual total returns (before and after taxes) for its Class R shares and the Fund’s average annual total returns (before taxes) for the Class I shares for the last year, the last five years, the last ten years and the period since each class of the Fund commenced operations. The Fund’s returns are also compared with the performance of a broad-based securities market index of smaller capitalization companies, the Russell 2000® Index. All of the information in both the bar chart and the table assumes reinvestment of dividends and distributions.

Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how it will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.westportfunds.com or by calling 1-888-593-7878.

Annual Total Returns Through December 31, 2015, Class R Shares

Westport Select Cap Fund

Highest Quarterly Return During This Period 18.81%
 (3rd Quarter 2009)

Lowest Quarterly Return During This Period (22.35)%
 (4th Quarter 2008)

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the Class R shares of the Fund are shown below and after-tax returns for the Class I shares of the Fund will vary. The Russell 2000® Index returned 6.65%, annualized, since the inception of the Fund’s Class I shares.

Average Annual Total Returns
 (for periods ended December 31, 2015)

Westport Select Cap Fund	1 Year	5 Years	10 Years	Since Inception of the Class
Class R Return Before Taxes (Class R inception date 12/31/1997)	-10.92%	6.42%	5.78%	9.07%
Class R Return After Taxes on Distributions	-14.98%	2.66%	3.55%	7.65%
Class R Return After Taxes on Distributions and Sale of Fund Shares	-2.80%	5.40%	4.87%	7.91%
Class I Shares Return Before Taxes (Class I inception date 2/16/1998)	-10.77%	6.63%	6.00%	8.81%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes) (Inception date is as of 12/31/1997)	-4.41%	9.19%	6.80%	6.83%

Management

Investment Adviser

Westport Advisers, LLC is the investment adviser to the Fund.

Portfolio Managers

Messrs. Edmund H. Nicklin, Jr., Managing Director of the Adviser, and Andrew J. Knuth, Managing Director of the Adviser, are the Co-Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio. Messrs. Nicklin and Knuth have served as Co-Portfolio Managers since the Fund’s inception.

Purchase and Sale of Fund Shares

Normally, you may purchase or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Purchases and redemptions may be made by mailing an application or redemption request to The Westport Funds, P.O. Box 2175, Milwaukee, WI 53201-2175, by calling 1-888-593-7878, by visiting the Fund’s website www.westportfunds.com or through your financial intermediary.

Investment Minimums	Initial	Additional
Class R Accounts
Regular	$5,000	No minimum
Traditional IRAs	2,000	No minimum
Roth IRAs	2,000	No minimum
Coverdell Education Savings Account	2,000	No minimum
SEP-IRAs	2,000	No minimum
Gifts/Transfers to Minors	1,000	No minimum
Automatic Investment Plans	1,000	$100

Class I Accounts (Regular, Traditional IRA, Roth IRA, Coverdell ESAs, SEP-IRAs, Gifts/Transfers to Minors, and Automatic Investment Plans)	250,000	No minimum

Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, where you will pay taxes later.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for shareholder services. In addition, the Adviser may pay additional compensation (at its own expense and not as an expense of a Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Westport Funds

Summary Prospectus
May 1, 2016

WESTPORT SELECT CAP FUND